SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported)    MARCH 18, 2002
                                                                 --------------


                           NEW YORK HEALTH CARE, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



        NEW YORK                    1-12451                   11-2636089
     ---------------         -----------------------        --------------
     (State or other        (Commission File Number)        (IRS Employer
     jurisdiction of                                        Identification
     incorporation)                                         Number)



        1850  MCDONALD  AVENUE,  BROOKLYN,  N.Y.              11223
        ----------------------------------------            ---------
        (Address of Principal Executive  Offices)          (Zip Code)



                         Registrant's telephone number,
                      including area code, (718) 375-6700
                                           --------------


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ITEM 6:  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Hirsh Chitrik and Sid Borenstein retired from their positions as directors of the Registrant on March 18, 2002 and March 19, 2002, respectively, in connection with the Registrant's preparations for filing a form S-4 Registration Statement concerning its proposed acquisition of The Bio Balance Corp. ("Bio Balance"). David C. Katz and Paul Stark have been nominated for election to the Registrant's Board of Directors upon the closing of the transaction pursuant to the October 11, 2001 Stock For Stock Exchange Agreement between the Registrant and Bio Balance.


ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial  Statements

          None.

     (b)  Exhibits.

          None.


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


March 25, 2002                          NEW YORK HEALTH CARE, INC.



                                   By:  /s/  Jerry  Braun
                                        --------------------------------------
                                        Jerry  Braun
                                        President and Chief Executive Officer


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